UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

WESTMORELAND RESOURCE PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

On October 9, 2018 (the “Petition Date”), Westmoreland Coal Company (“WCC”), certain of its subsidiaries, including Westmoreland Resource Partners, LP (the “Company”) and the Company’s wholly owned subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer all of the Debtors’ chapter 11 cases (the “Chapter 11 Cases”) under the caption In re Westmoreland Coal Company, et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors have filed a series of first day motions with the Court that seek authorization to continue to conduct their business without interruption. These motions are designed primarily to minimize the effect of bankruptcy on the Debtors’ operations, customers and employees.

The Company expects ordinary-course operations to continue substantially uninterrupted during and after the consummation of the Chapter 11 Cases. Employees should expect no change in their daily responsibilities and to be paid in the ordinary course of business.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described above in Item 1.03 constitutes an event of default that accelerated the Debtors’ respective obligations under that certain Financing Agreement, dated as of December 31, 2014, by and among Oxford Mining Company, LLC and the other borrowers thereto, the Company and certain of its subsidiaries as guarantors thereto, and the lenders, collateral agent and administrative agent thereto, as amended (the “Financing Agreement”). The Financing Agreement provides that as a result of the Chapter 11 Cases the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Financing Agreement are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Financing Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

As discussed above, WCC, the parent of the Company’s general partner, filed a voluntary petition for reorganization under the Bankruptcy Code with the Bankruptcy Court. In connection with the filing of the Chapter 11 Cases, the Company and WCC issued a joint press release on October 9, 2018, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additional information about the Chapter 11 Cases, court filings and other documents related to the Chapter 11 Cases are available on a website administered by the Debtors’ claims and noticing agent, Donlin Recano & Company, Inc., at https://www.donlinrecano.com/westmoreland.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibits contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements in this Report and the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to continue as a going concern; the relief requested in the first day motions, any sale and any plan of reorganization of the Company; the ability of the Debtors to develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Debtors will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP

Date: October 9, 2018	By:	/s/ Samuel N. Hagreen
Samuel N. Hagreen
Corporate Secretary and Associate General Counsel